EXHIBIT 99.1
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
Accrued Interest Date:                                                                                   Collection Period Ending:
26-Mar-07                                                                                                                31-Mar-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                          Period #
25-Apr-07                                         ------------------------------                                                35

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Balances
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
                                                                               Initial        Period End
     Receivables                                                        $1,500,120,934      $215,906,905
     Reserve Account                                                        $9,683,915        $7,449,165
     Yield Supplement Overcollateralization                                $10,287,158        $1,176,593
     Class A-1 Notes                                                      $313,000,000                $0
     Class A-2 Notes                                                      $417,000,000                $0
     Class A-3 Notes                                                      $470,000,000                $0
     Class A-4 Notes                                                      $256,312,000      $181,208,536
     Class B Notes                                                         $33,521,000       $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $236,743,644
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $14,727,327
           Receipts of Pre-Paid Principal                                   $5,895,312
           Liquidation Proceeds                                               $145,702
           Principal Balance Allocable to Gross Charge-offs                    $68,397
        Total Receipts of Principal                                        $20,836,739

        Interest Distribution Amount
           Receipts of Interest                                               $944,861
           Servicer Advances                                                   $33,940
           Reimbursement of Previous Servicer Advances                              $0
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $43,227
           Net Investment Earnings                                             $30,731
        Total Receipts of Interest                                          $1,052,760

        Release from Reserve Account                                                $0

     Total Distribution Amount                                             $21,821,102

     Ending Receivables Outstanding                                       $215,906,905

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $485,065
     Current Period Servicer Advance                                           $33,940
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $519,005

Collection Account
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     Deposits to Collection Account                                        $21,821,102
     Withdrawals from Collection Account
        Servicing Fees                                                        $197,286
        Class A Noteholder Interest Distribution                              $558,624
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $20,703,895
        Reserve Account Deposit                                                     $0
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                    $262,967
     Total Distributions from Collection Account                           $21,821,102

Excess Funds Released to the Depositor
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        Release from Reserve Account                                                $0
        Release from Collection Account                                       $262,967
     Total Excess Funds Released to the Depositor                             $262,967

Note Distribution Account
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     Amount Deposited from the Collection Account                          $21,360,848
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $21,360,848

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance      Per $1,000      Factor
     Class A-1 Notes                                                                $0                $0           $0.00       0.00%
     Class A-2 Notes                                                                $0                $0           $0.00       0.00%
     Class A-3 Notes                                                                $0                $0           $0.00       0.00%
     Class A-4 Notes                                                       $20,703,895      $181,208,536          $80.78      70.70%
     Class B Notes                                                                  $0       $33,521,000           $0.00     100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                                $0             $0.00
     Class A-2 Notes                                                                $0             $0.00
     Class A-3 Notes                                                                $0             $0.00
     Class A-4 Notes                                                          $558,624             $2.18
     Class B Notes                                                             $98,328             $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover  Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0              $0
     Class B Interest Carryover Shortfall                                           $0                $0              $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        27,798            26,770
     Weighted Average Remaining Term                                             18.87             17.98
     Weighted Average Annual Percentage Rate                                     4.61%             4.61%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
        Current                                                           $192,240,750            89.04%
        1-29 days                                                          $17,898,016             8.29%
        30-59 days                                                          $4,063,618             1.88%
        60-89 days                                                            $784,428             0.36%
        90-119 days                                                           $278,276             0.13%
        120-149 days                                                          $641,818             0.30%
        Total                                                             $215,906,905           100.00%
        Delinquent Receivables +30 days past due                            $5,768,140             2.67%


     Write-offs
        Gross Principal Write-Offs for Current Period                          $68,397
        Recoveries for Current Period                                          $43,227
        Net Write-Offs for Current Period                                      $25,170

        Cumulative Realized Losses                                          $7,199,926


     Repossessions                                                       Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                      $449,307                34
        Ending Period Repossessed Receivables Balance                         $343,543                28
        Principal Balance of 90+ Day Repossessed Vehicles                      $78,792                 5



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $1,309,437
     Beginning Period Amount                                                $1,309,437
     Ending Period Required Amount                                          $1,176,593
     Current Period Release                                                   $132,844
     Ending Period Amount                                                   $1,176,593
     Next Distribution Date Required Amount                                 $1,051,626

Reserve Account
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     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,449,165
     Net Investment Earnings                                                   $30,731
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                   $7,449,165

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